UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 1, 2006

BEAR STEARNS ASSET BACKED SECURITIES I LLC
(Exact name of registrant as specified in its charter)

Delaware	333-131374-04	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02.    Change of Servicer or Trustee

On June 1, 2006, Impac Funding Corporation transferred to Wells Fargo Bank, N.A. the servicing rights with respect to the mortgage loans serviced by Impac Funding Corporation backing the Bear Stearns Asset Backed Securities I Trust 2006-IM1 Asset-Backed Certificates, Series 2006-IM1 pursuant to a Servicing Side Letter dated as of April 25, 2006, among Impac Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Assocation.

Wells Fargo Bank, N.A. (“Wells Fargo Bank”) is an indirect, wholly-owned subsidiary of Wells Fargo & Company. Wells Fargo Bank is a national banking association and is engaged in a wide range of activities typical of a national bank. Wells Fargo Bank, including its predecessors, has many years of experience in servicing residential mortgage loans, commercial mortgage loans, auto loans, home equity loans, credit card receivables and student loans. Wells Fargo Bank, including its predecessors, has been servicing residential mortgage loans since 1974 and has been servicing subprime residential mortgage loans since 1996. These servicing activities, which include collections, loss mitigation, default reporting, bankruptcy, foreclosure and REO Property management, are handled at various Wells Fargo Bank locations including Frederick, Maryland, Fort Mill, South Carolina and other mortgage loan servicing centers. As of the date hereof, Wells Fargo Bank has not failed to make any required advance with respect to any issuance of residential mortgage backed securities.

Wells Fargo Bank’s servicing portfolio of residential mortgage loans (which includes Fixed Rate First Lien Subprime Loans, Adjustable Rate First Lien Subprime Loans and Second Lien Subprime Loans as well as other types of residential mortgage loans serviced by Wells Fargo Bank) has grown from approximately $450 billion as of the end of 2000 to approximately $1.005 trillion as of the end of 2005. The table below sets forth for each of the periods indicated the number and aggregate original principal balance of mortgage loans serviced by Wells Fargo Bank (other than any mortgage loans serviced for Fannie Mae, Freddie Mac and Federal Home Loan Banks; mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs; or mortgage loans with respect to which Wells Fargo Bank has acquired the servicing rights, acts as subservicer, or acts as special servicer) for First Lien Subprime Loans and Second Lien Subprime Loans:

	As of		As of		As of
	December 31, 2003		December 31, 2004		December 31, 2005
Asset Type	No. of Loans	Aggregate Original Principal Balance of Loans	No. of Loans	Aggregate Original Principal Balance of Loans	No. of Loans	Aggregate Original Principal Balance of Loans
First Lien Subprime Loans	91,491	$12,527,230,580	136,814	$19,729,933,615	174,704	$26,301,059,617
Second Lien Subprime Loans	*	*	*	*	*	*

_____________________
* Wells Fargo Bank does not have a material servicing portfolio of Second Lien Subprime Loans for the periods indicated.

Wells Fargo will service the Mortgage Loans pursuant to the terms of the Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of November 1, 2005, by and between EMC Mortgage Corporation and Wells Fargo previously filed on Form 8-K by the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:	/s/ Baron Silverstein
Name:	Baron Silverstein
Title:	Vice President

Dated: June 1, 2006